SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                December 4, 1999
                                ----------------
                Date of Report (Date of earliest event reported)



                             DATAMETRICS CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         0-8567                                                  95-3545701
         ------                                                  ----------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


   25B Hanover Road, Florham Park, NJ                              07932
   ----------------------------------                              -----
(Address of principal executive offices)                         (Zip Code)


                                 (973) 377-3900
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         (a) On December 4, 1999 the Registrant accepted the voluntary resignation of its President and Director, Adrien A. Maught, Jr. Due to a medical condition, Mr. Maught had been on extended disability leave since October 1998, and had attempted to return to his duties as President for a brief time in October 1999. On advice of his physician, Mr. Maught determined in November 1999 to permanently cease performing any duties as the Registrant's President and member of its Board of Directors.

                  Mr. Daniel P. Ginns will continue to oversee the Registrant's operations as its Chief Executive Officer and Chairman of the Board of Directors.

         (b) Also on December 4, 1999, the Registrant appointed Larry B. Silverman as its Controller and Chief Accounting Officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  a.       Financial statements of business acquired.

                           Not Applicable.

                  b.       Pro forma financial information.

                           Not Applicable.

                  c.       Exhibits.

                           None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DATAMETRICS CORPORATION



                                         By:     /s/   Daniel P. Ginns
                                            ------------------------------------
                                            Daniel P. Ginns
                                            Chairman and Chief Executive Officer


Dated: December 14, 1999